UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
iShares Developed Real Estate Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2023

Date of reporting period: 07/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	iShares Developed Real Estate Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%
U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)
International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)
Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2022	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended July 31, 2022, the Fund’s Institutional Shares returned (8.96)%, Investor A Shares returned (9.02)% and Class K Shares returned (8.87)%. The benchmark FTSE EPRA Nareit Developed Index returned (9.17)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

During the first quarter of 2022, as developed markets started recovering from the Omicron Variant, investors’ attention shifted to rising inflation rates, the spike in commodity prices, and the financial and economic implications of the Russian invasion of Ukraine. Those concerns dampened investors’ sentiment and market performance over the quarter.

In response to rising inflation rates, the European Central Bank (“ECB”) announced their plan to end bond purchasing by the end of September 2022. Annual inflation in the eurozone rose from 5.9% in February to 7.5% in March, fueled by increasing commodity prices. In the U.K., the Bank of England raised the interest rate by 0.5% over the quarter on top of an additional 0.15% raise in December 2021. The U.K. equity market proved more resilient than its developed markets peers, supported by its exposure to Energy and Materials.

In Japan, the manufacturing sector continued to suffer from supply chain disruption and the semiconductor shortage. The yen weakened and reached a six-year low against the U.S. dollar in March 2022.

Rising inflation and recession fears weighed down on developed markets performance in the second quarter of 2022. Global geopolitical tension intensified as the war in Ukraine continued with no sign of resolution. European countries were directly impacted by the reduction in gas supply from Russia and increased gas prices — peaking in the first half of June 2022 and driving inflation higher. Germany announced its energy emergency plan to prioritize industrial users with the allocation of gas supply. Similarly, the U.K. unveiled its new measures to help households facing larger energy bills in the upcoming fall.

As a result of the ongoing elevated inflation, the Bank of England (“BoE”) raised the U.K. base rate to 1.25% in June 2022 while the ECB indicated a first-rate hike will likely be in July 2022 along with an end to asset purchase plan early in Q3 2022. In Japan, the Yen weakened against the U.S. dollar breaching the 130 level for the first time in the last two decades as Bank of Japan kept its accommodative monetary policy unchanged.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA Nareit Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	iShares Developed Real Estate Index Fund

Performance

		Average Annual Total Returns(a)(b)

	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)

Institutional	(8.96)%	(9.41)%	3.81%	4.17%
Investor A	(9.02)	(9.61)	3.52	3.90
Class K	(8.87)	(9.37)	3.87	4.23

FTSE EPRA Nareit Developed Index(d)	(9.17)	(9.99)	3.15	3.65

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA Nareit Developed Index and in depositary receipts representing securities of the FTSE EPRA Nareit Developed Index.

(c)	The Fund commenced operations on August 13, 2015.
(d)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$910.40	$0.90		$1,000.00	$1,023.85	$0.95		0.19%
Investor A	1,000.00	909.80	2.32		1,000.00	1,022.36	2.46		0.49
Class K	1,000.00	911.30	0.66		1,000.00	1,024.10	0.70		0.14

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Prologis, Inc.	5.5%
Equinix, Inc.	3.6
Public Storage	2.9
Realty Income Corp.	2.5
Welltower, Inc.	2.2
Digital Realty Trust, Inc.	2.1
Simon Property Group, Inc.	2.0
VICI Properties, Inc.	1.8
AvalonBay Communities, Inc.	1.7
Equity Residential	1.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	63.6%
Japan	9.6
United Kingdom	4.5
Hong Kong	4.4
Australia	3.6
Singapore	3.5
Canada	2.8
Germany	2.2
Sweden	1.7
France	1.2
Belgium	1.1
Switzerland	1.0
Other#	1.8
Liabilities in Excess of Other Assets	(1.0)

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

About Fund Performance	iShares Developed Real Estate Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) July 31, 2022	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 85.1%
Abacus Property Group	638,904	$1,319,801
Acadia Realty Trust	109,526	1,876,180
Activia Properties, Inc.	938	2,941,074
Advance Residence Investment Corp.	1,643	4,527,114
Aedifica SA	49,482	5,137,488
AEON REIT Investment Corp.	2,192	2,570,977
Agree Realty Corp.	92,714	7,379,107
AIMS APAC REIT(a)	692,200	697,102
Alexander & Baldwin, Inc.	90,203	1,795,942
Alexandria Real Estate Equities, Inc.	204,932	33,973,627
Allied Properties Real Estate Investment Trust	159,644	4,259,916
American Assets Trust, Inc.	63,348	1,915,010
American Campus Communities, Inc.	174,097	11,372,016
American Homes 4 Rent, Class A	383,761	14,536,867
Americold Realty Trust, Inc.(a)	340,868	11,163,427
Apartment Income REIT Corp.	198,846	9,015,678
Apartment Investment & Management Co., Class A(b)	190,229	1,582,705
Apple Hospitality REIT, Inc.	270,763	4,516,327
Arena REIT	403,581	1,370,019
Argosy Property Ltd.	1,042,104	857,626
Armada Hoffler Properties, Inc.	83,748	1,187,547
Artis Real Estate Investment Trust	101,888	927,737
Ascencio	8,010	435,528
Ascendas Real Estate Investment Trust	4,337,559	9,336,415
Ascott Residence Trust	2,364,700	2,008,131
Assura PLC	3,617,797	3,031,894
AvalonBay Communities, Inc.	176,700	37,803,198
Big Yellow Group PLC	212,504	3,686,230
BMO Commercial Property Trust Ltd.	628,625	918,431
BMO Real Estate Investments Ltd.	272,150	269,779
Boardwalk Real Estate Investment Trust	46,563	1,775,906
Boston Properties, Inc.	198,231	18,070,738
Brandywine Realty Trust	218,615	2,044,050
British Land Co. PLC	1,178,001	7,083,010
Brixmor Property Group, Inc.	377,232	8,744,238
Broadstone Net Lease, Inc.	212,691	4,821,705
BWP Trust	607,628	1,830,997
Camden Property Trust	131,123	18,501,455
Canadian Apartment Properties REIT	220,058	8,336,272
Capital & Counties Properties PLC	920,048	1,666,798
CapitaLand Integrated Commercial Trust	6,407,739	10,122,433
CareTrust REIT, Inc.	123,879	2,558,101
Carmila SA	71,666	1,134,309
CDL Hospitality Trusts	1,112,554	1,065,086
Centerspace	18,870	1,620,744
Centuria Industrial REIT	651,524	1,453,642
Centuria Office REIT	576,866	755,881
Champion REIT	2,586,000	1,140,542
Charter Hall Education Trust	411,556	1,093,280
Charter Hall Long Wale REIT	822,238	2,637,216
Charter Hall Retail REIT	641,088	1,897,641
Choice Properties Real Estate Investment Trust	329,713	3,674,206
Civitas Social Housing PLC	712,870	718,814
Cofinimmo SA	40,178	4,521,591
Comforia Residential REIT, Inc.	827	2,088,817
Community Healthcare Trust, Inc.	29,047	1,131,381
Corporate Office Properties Trust	140,129	3,944,631
Cousins Properties, Inc.	187,637	5,788,601
Covivio	63,932	4,043,288
CRE Logistics REIT, Inc.	642	982,459

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Crombie Real Estate Investment Trust	132,767	$1,720,046
Cromwell European Real Estate Investment Trust	398,500	814,574
Cromwell Property Group	1,726,795	1,020,811
CubeSmart	282,709	12,967,862
Custodian REIT PLC	503,149	666,655
Daiwa House REIT Investment Corp.	2,695	6,486,313
Daiwa Office Investment Corp.	342	1,735,054
Daiwa Securities Living Investments Corp.	2,497	2,358,346
Derwent London PLC	128,008	4,469,029
Dexus	1,364,641	9,170,393
Dexus Industria REIT	262,140	553,898
DiamondRock Hospitality Co.(b)	267,772	2,484,924
Digital Realty Trust, Inc.(a)	359,357	47,596,835
Douglas Emmett, Inc.	212,317	5,019,174
Dream Industrial Real Estate Investment Trust	314,837	3,102,763
Dream Office Real Estate Investment Trust	45,436	724,890
Duke Realty Corp.	485,153	30,351,172
Easterly Government Properties, Inc.	112,888	2,288,240
EastGroup Properties, Inc.	52,024	8,872,173
Empire State Realty Trust, Inc., Class A(a)	178,451	1,522,187
Empiric Student Property PLC	759,768	833,233
EPR Properties	93,550	5,033,926
Equinix, Inc.	115,011	80,937,841
Equity Commonwealth(b)	133,887	3,755,530
Equity LifeStyle Properties, Inc.	224,633	16,515,018
Equity Residential	468,482	36,724,304
ESR-REIT	6,942,035	2,112,557
Essential Properties Realty Trust, Inc.	165,026	3,980,427
Essex Property Trust, Inc.	82,209	23,555,345
Eurocommercial Properties NV	66,039	1,495,281
Extra Space Storage, Inc.	167,614	31,766,205
Far East Hospitality Trust	1,210,000	561,124
Federal Realty OP LP	99,525	10,510,835
First Capital Real Estate Investment Trust	273,307	3,329,498
First Industrial Realty Trust, Inc.	166,265	8,637,467
Fortune Real Estate Investment Trust	1,819,000	1,553,318
Four Corners Property Trust, Inc.	100,777	2,945,712
Frasers Centrepoint Trust	1,384,205	2,339,148
Frasers Logistics & Commercial Trust	3,542,500	3,698,004
Frontier Real Estate Investment Corp.	623	2,539,316
Fukuoka REIT Corp.	934	1,212,046
Gaming & Leisure Properties, Inc.	299,225	15,556,708
Gecina SA	66,093	6,776,555
Getty Realty Corp.	51,832	1,520,751
Global Net Lease, Inc.	132,401	1,997,931
Global One Real Estate Investment Corp.	1,261	1,040,876
GLP J-REIT	5,418	7,125,504
Goodman Property Trust	1,430,473	1,964,662
GPT Group	2,430,799	7,820,365
Granite Real Estate Investment Trust	79,064	4,987,537
Great Portland Estates PLC	327,626	2,479,984
Growthpoint Properties Australia Ltd.	353,741	940,098
H&R Real Estate Investment Trust	352,116	3,709,379
Hamborner REIT AG	95,631	841,400
Hammerson PLC	5,426,962	1,656,865
Hankyu Hanshin REIT, Inc.	831	958,006
Healthcare Realty Trust, Inc.	479,533	12,587,741
Healthpeak Properties, Inc.	682,087	18,846,064
Heiwa Real Estate REIT, Inc.	1,203	1,346,631
Highwoods Properties, Inc.	132,587	4,716,120
Home Consortium Ltd.	197,071	742,129
Home Reit PLC	970,954	1,407,089

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) July 31, 2022	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
HomeCo Daily Needs REIT	2,253,437	$2,187,542
Hoshino Resorts REIT, Inc.	314	1,537,979
Host Hotels & Resorts, Inc.	895,408	15,947,217
Hotel Property Investments	259,716	615,597
Hudson Pacific Properties, Inc.	180,960	2,721,638
Hulic REIT, Inc.	1,652	2,068,325
ICADE	41,511	2,078,316
Ichigo Office REIT Investment	1,536	987,752
Immobiliare Grande Distribuzione SIIQ SpA	88,873	330,371
Impact Healthcare REIT PLC	341,458	489,013
Independence Realty Trust, Inc.	277,612	6,162,986
Industrial & Infrastructure Fund Investment Corp.	2,384	3,314,747
Industrial Logistics Properties Trust	81,116	813,593
Ingenia Communities Group	473,942	1,554,057
Inmobiliaria Colonial Socimi SA	434,285	2,877,343
Innovative Industrial Properties, Inc.	35,198	3,393,439
InterRent Real Estate Investment Trust	165,763	1,734,586
Intervest Offices & Warehouses NV	29,233	827,609
InvenTrust Properties Corp.	84,403	2,419,834
Invincible Investment Corp.	6,187	1,946,321
Invitation Homes, Inc.	771,972	30,130,067
Irish Residential Properties REIT PLC	562,785	778,813
Itochu Advance Logistics Investment Corp.	724	834,725
Japan Excellent, Inc.	1,547	1,471,704
Japan Hotel REIT Investment Corp.	5,695	2,955,449
Japan Logistics Fund, Inc.	1,103	2,650,588
Japan Metropolitan Fund Invest	8,660	7,056,954
Japan Prime Realty Investment Corp.	1,150	3,511,742
Japan Real Estate Investment Corp.	1,649	7,962,957
JBG SMITH Properties	146,934	3,738,001
Kenedix Office Investment Corp.	483	2,596,173
Kenedix Residential Next Investment Corp.	1,290	2,168,615
Kenedix Retail REIT Corp.	727	1,558,519
Keppel DC REIT	1,576,191	2,363,277
Keppel Pacific Oak US REIT	1,054,200	738,472
Keppel REIT	2,707,100	2,176,419
Killam Apartment Real Estate Investment Trust	145,945	2,050,330
Kilroy Realty Corp.(a)	147,949	8,015,877
Kimco Realty Corp.	763,956	16,891,067
Kite Realty Group Trust	275,959	5,488,825
Kiwi Property Group Ltd.	1,974,863	1,267,953
Klepierre SA	237,263	5,271,995
Land Securities Group PLC	899,226	8,035,510
Lar Espana Real Estate Socimi SA	80,137	391,911
LaSalle Logiport REIT	2,260	2,978,506
Lendlease Global Commercial REIT	2,073,356	1,255,108
Life Storage, Inc.	106,692	13,431,456
Link REIT	2,670,400	22,362,808
LondonMetric Property PLC	1,215,505	3,706,526
LTC Properties, Inc.	48,188	2,019,077
LXI REIT PLC	1,881,196	3,407,519
LXP Industrial Trust	355,547	3,900,351
Macerich Co.	269,193	2,856,138
Manulife U.S. Real Estate Investment Trust	2,099,800	1,218,739
Mapletree Commercial Trust	2,826,247	3,893,076
Mapletree Industrial Trust	2,361,610	4,638,782
Mapletree Logistics Trust	4,045,409	5,163,127
Medical Properties Trust, Inc.	752,022	12,964,859
Mercialys SA	75,142	666,078
Merlin Properties Socimi SA	421,424	4,520,111
Mid-America Apartment Communities, Inc.	145,229	26,973,382
Mirai Corp.	2,189	832,501
Mirvac Group	4,955,566	7,507,613

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Mitsubishi Estate Logistics REIT Investment Corp.	538	$1,928,789
Mitsui Fudosan Logistics Park, Inc.	674	2,647,157
Montea NV	15,401	1,557,465
Mori Hills REIT Investment Corp.	1,953	2,244,435
Mori Trust Sogo REIT, Inc.	1,251	1,383,106
National Health Investors, Inc.	54,801	3,553,297
National Retail Properties, Inc.	222,906	10,612,555
National Storage Affiliates Trust	106,998	5,867,770
National Storage REIT	1,400,622	2,449,150
Necessity Retail REIT, Inc.	167,031	1,301,172
NewRiver REIT PLC	398,429	425,526
NexPoint Residential Trust, Inc.	29,086	1,935,382
Nextensa	5,142	330,038
Nippon Accommodations Fund, Inc.	589	3,077,731
Nippon Building Fund, Inc.	1,931	10,243,466
Nippon Prologis REIT, Inc.	2,930	7,619,482
NIPPON REIT Investment Corp.	550	1,549,908
Nomura Real Estate Master Fund, Inc.	5,697	7,137,146
NorthWest Healthcare Properties Real Estate Investment Trust	270,069	2,773,345
NSI NV	21,014	681,823
NTT UD REIT Investment Corp.	1,682	1,927,048
Office Properties Income Trust	60,387	1,254,842
Omega Healthcare Investors, Inc.	297,535	9,223,585
One REIT, Inc.	294	611,148
Orion Office REIT, Inc.	69,581	761,216
Orix JREIT, Inc.	3,334	4,783,176
OUE Commercial Real Estate Investment Trust	2,658,400	740,880
Paramount Group, Inc.(a)	235,057	1,845,197
Park Hotels & Resorts, Inc.(a)	293,125	4,569,819
Parkway Life Real Estate Investment Trust	505,800	1,754,582
Pebblebrook Hotel Trust(a)	162,222	3,173,062
Phillips Edison & Co., Inc.	143,507	4,884,978
Physicians Realty Trust	282,267	5,015,885
Picton Property Income Ltd.	727,847	819,008
Piedmont Office Realty Trust, Inc., Class A	157,078	2,161,393
Precinct Properties New Zealand Ltd.	1,676,079	1,500,082
Primaris REIT	126,829	1,312,314
Primary Health Properties PLC	1,673,301	3,010,506
Prime US REIT	796,700	558,030
Prologis, Inc.	935,158	123,964,545
Prosperity REIT	1,500,000	458,605
PRS REIT PLC	675,885	905,402
Public Storage	197,826	64,572,385
Realty Income Corp.	761,663	56,355,445
Regency Centers Corp.	216,872	13,973,063
Regional REIT Ltd.(c)	542,249	487,813
Retail Estates NV	13,599	960,147
Retail Opportunity Investments Corp.	151,562	2,646,273
Rexford Industrial Realty, Inc.	209,383	13,695,742
RioCan Real Estate Investment Trust	388,675	6,237,376
RLJ Lodging Trust	206,404	2,577,986
RPT Realty	103,849	1,128,839
Ryman Hospitality Properties, Inc.(b)	67,979	6,018,861
Sabra Health Care REIT, Inc.	290,102	4,464,670
Safehold, Inc.	28,304	1,206,883
Safestore Holdings PLC	257,534	3,586,060
Samty Residential Investment Corp.	494	471,210
Sankei Real Estate, Inc.	566	426,989
Scentre Group	6,590,883	13,506,316
Schroder Real Estate Investment Trust Ltd.	569,193	375,631
Segro PLC	1,520,795	20,345,164
Sekisui House REIT, Inc.	5,246	3,286,019

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) July 31, 2022	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Service Properties Trust	209,718	$1,371,556
Shaftesbury PLC	356,392	2,186,932
Shopping Centres Australasia Property Group	1,418,772	2,960,941
Simon Property Group, Inc.	412,701	44,835,837
SITE Centers Corp.	247,002	3,608,699
SL Green Realty Corp.	79,986	3,971,305
SmartCentres Real Estate Investment Trust	162,356	3,704,691
SOSiLA Logistics REIT, Inc.	866	1,000,122
SPH REIT	1,558,815	1,066,959
Spirit Realty Capital, Inc.	170,605	7,564,626
STAG Industrial, Inc.	226,203	7,414,934
Standard Life Investment Property Income Trust Ltd.	517,957	499,394
Star Asia Investment Corp.	1,979	883,018
Starhill Global REIT	1,766,800	762,346
Starts Proceed Investment Corp.	278	538,237
Stockland	3,026,161	8,199,948
STORE Capital Corp.	321,725	9,336,460
Stride Property Group	615,685	690,414
Summit Hotel Properties, Inc.(b)	133,202	1,045,636
Summit Industrial Income REIT	226,785	3,299,367
Sun Communities, Inc.	151,753	24,881,422
Sunlight Real Estate Investment Trust	1,342,000	641,091
Sunstone Hotel Investors, Inc.(b)	270,749	3,067,586
Suntec Real Estate Investment Trust	2,632,400	3,074,610
Supermarket Income Reit PLC	1,604,766	2,522,818
Takara Leben Real Estate Investment Corp.	645	561,490
Tanger Factory Outlet Centers, Inc.	125,930	2,048,881
Target Healthcare REIT PLC	764,613	1,070,817
Terreno Realty Corp.(a)	93,408	5,852,011
Tokyu REIT, Inc.	1,188	1,736,821
Triple Point Social Housing REIT PLC(c)	508,095	576,682
Tritax Big Box REIT PLC	2,382,920	5,733,108
UDR, Inc.	401,308	19,423,307
UK Commercial Property REIT Ltd.	911,777	855,956
Unibail-Rodamco-Westfield(a)(b)	129,766	7,368,728
UNITE Group PLC	400,688	5,712,728
United Urban Investment Corp.	3,796	4,138,036
Universal Health Realty Income Trust	16,731	901,801
Urban Edge Properties	141,542	2,325,535
Urban Logistics REIT PLC	713,730	1,542,187
Vastned Retail NV	22,563	546,734
Ventas, Inc.	505,039	27,160,997
Veris Residential, Inc.(b)	107,680	1,502,136
VICI Properties, Inc.	1,216,958	41,607,794
Vicinity Centres	4,774,352	6,985,808
Vital Healthcare Property Trust(a)	628,178	1,121,871
Vornado Realty Trust	223,133	6,781,012
Warehouses De Pauw CVA	181,454	6,168,383
Washington Real Estate Investment Trust	108,437	2,404,048
Waypoint REIT	936,121	1,724,423
Welltower, Inc.(a)	574,998	49,645,327
Wereldhave NV	50,976	772,236
Workspace Group PLC	175,267	1,259,735
WP Carey, Inc.(a)	239,116	21,353,059
Xenia Hotels & Resorts, Inc.(b)	146,015	2,397,566
Xior Student Housing NV(a)	29,134	1,274,410

		1,925,614,053

Health Care Providers & Services — 0.1%
Chartwell Retirement Residences	285,625	2,538,294

Real Estate Management & Development — 13.8%
Abrdn European Logistics Income PLC(c)	502,566	645,074

Security	Shares	Value

Real Estate Management & Development (continued)
ADLER Group SA(a)(b)(c)	107,619	$381,699
Aeon Mall Co. Ltd.	149,300	1,904,964
Allreal Holding AG, Registered Shares	18,328	3,032,322
Amot Investments Ltd.	212,144	1,454,433
Aroundtown SA(a)	1,415,996	4,541,148
Atrium Ljungberg AB, B Shares	55,631	827,222
Azrieli Group Ltd.	46,147	3,699,003
CA Immobilien Anlagen AG	53,134	1,734,287
Capitaland Investment Ltd.	3,231,900	9,195,815
Castellum AB	325,486	5,218,199
Catena AB	38,138	1,747,616
Cibus Nordic Real Estate AB	61,997	1,111,242
City Developments Ltd.	588,300	3,305,207
Citycon OYJ	99,284	706,392
CK Asset Holdings Ltd.	2,500,000	17,699,318
CLS Holdings PLC	194,168	479,759
Corem Property Group AB, B Shares	849,474	1,142,345
Deutsche Euroshop(b)(d)	62,369	1,370,501
Deutsche Wohnen SE	60,458	1,494,900
Dios Fastigheter AB	113,137	894,290
Entra ASA(c)	66,145	931,486
Fabege AB	320,882	3,293,793
Fastighets AB Balder, B Shares(b)	760,591	4,858,712
Grainger PLC	917,980	3,311,267
Grand City Properties SA	123,008	1,677,666
Heiwa Real Estate Co. Ltd.	42,700	1,285,567
Helical PLC	122,146	580,123
Hiag Immobilien Holding AG	4,756	427,708
Hongkong Land Holdings Ltd.	1,414,000	7,350,057
Hufvudstaden AB, A Shares	137,915	1,903,683
Hulic Co. Ltd.	514,600	4,127,138
Hysan Development Co. Ltd.	777,000	2,381,961
Intershop Holding AG	1,436	965,530
Kennedy-Wilson Holdings, Inc.	149,123	3,080,881
Kojamo Oyj	247,831	4,421,146
LEG Immobilien SE	91,512	8,313,431
Lifestyle Communities Ltd.	119,753	1,426,627
Mitsubishi Estate Co. Ltd.	1,425,000	21,163,540
Mitsui Fudosan Co. Ltd.	1,151,000	25,724,174
Mobimo Holding AG	8,806	2,267,383
New World Development Co. Ltd.	1,775,507	5,937,112
Nomura Real Estate Holdings, Inc.	141,200	3,425,422
NP3 Fastigheter AB	33,367	834,057
Nyfosa AB	222,420	2,076,624
Pandox AB(b)	114,730	1,682,535
Peach Property Group AG(a)	14,121	512,560
Phoenix Spree Deutschland Ltd.	104,694	430,938
Platzer Fastigheter Holding AB, Class B	70,840	607,313
PSP Swiss Property AG	54,421	6,508,324
Sagax AB, Class B	216,401	5,577,107
Samhallsbyggnadsbolaget i Norden AB(a)	1,385,061	2,569,928
Shurgard Self Storage SA	33,248	1,714,967
Sino Land Co. Ltd.	4,589,405	6,819,108
Sirius Real Estate Ltd.	1,393,425	1,621,935
Sumitomo Realty & Development Co. Ltd.	496,700	13,715,408
Sun Hung Kai Properties Ltd.	1,799,500	21,480,866
Swire Properties Ltd.	1,333,200	3,176,655
Swiss Prime Site AG, Registered Shares	95,333	8,681,365
TAG Immobilien AG	192,659	2,133,557
Tokyo Tatemono Co. Ltd.	248,600	3,661,199
Tricon Residential, Inc.	300,822	3,270,034
Tritax EuroBox PLC(c)	1,040,799	1,199,459

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) July 31, 2022	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
UOL Group Ltd.	622,100	$3,361,131
VGP NV	9,973	1,751,618
Vonovia SE	977,086	32,556,302
Wallenstam AB, B Shares	414,981	2,115,292
Wharf Real Estate Investment Co. Ltd.	1,965,000	8,746,622
Wihlborgs Fastigheter AB	338,897	2,889,827

		311,134,874

Total Long-Term Investments — 99.0% (Cost: $1,978,619,858)		2,239,287,221

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.96%(e)(f)(g)	24,411,018	24,408,577
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.84%(e)(f)	20,046,582	20,046,582

Total Short-Term Securities — 2.0% (Cost: $44,454,813)		44,455,159

Total Investments — 101.0% (Cost: $2,023,074,671)		2,283,742,380

Liabilities in Excess of Other Assets — (1.0)%		(21,885,715)

Net Assets — 100.0%		$2,261,856,665

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$13,668,862	$10,750,271	(a)	$—	$(10,902)	$346	$24,408,577	24,411,018	$140,786	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,420,540	5,626,042	(a)	—	—	—	20,046,582	20,046,582	55,761		—

					$(10,902)	$346	$44,455,159		$196,547		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) July 31, 2022	iShares Developed Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	19	09/08/22	$1,985	$73,978
SPI 200 Index	20	09/15/22	2,418	125,665
Dow Jones U.S. Real Estate Index	470	09/16/22	18,245	1,321,585

				$1,521,228

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,521,228	$—	$—	$—	$1,521,228

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

.	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,101,285)	$—	$—	$—	$(2,101,285)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,016,447	$—	$—	$—	$2,016,447

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,367,627

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Equity Real Estate Investment Trusts (REITs)	$1,465,444,611	$460,169,442	$—	$1,925,614,053
Health Care Providers & Services	2,538,294	—	—	2,538,294
Real Estate Management & Development	15,339,407	294,424,966	1,370,501	311,134,874

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) July 31, 2022	iShares Developed Real Estate Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$44,455,159	$—	$—	$44,455,159

	$1,527,777,471	$754,594,408	$1,370,501	$2,283,742,380

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,321,585	$199,643	$—	$1,521,228

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

July 31, 2022

iShares Developed Real Estate Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,239,287,221
Investments, at value — affiliated(c)	44,455,159
Cash	34,389
Cash pledged for futures contracts	2,502,000
Foreign currency, at value(d)	8,292,012
Receivables:
Investments sold	2,192
Securities lending income — affiliated	13,221
Capital shares sold	389,636
Dividends — unaffiliated	7,225,554
Dividends — affiliated	23,261
Variation margin on futures contracts	267,280
Prepaid expenses	58,369

Total assets	2,302,550,294

LIABILITIES
Collateral on securities loaned	24,461,622
Payables:
Investments purchased	15,434,079
Accounting services fees	7,505
Capital shares redeemed	103,536
Custodian fees	120,912
Investment advisory fees	422,456
Other accrued expenses	51,946
Professional fees	73,794
Transfer agent fees	16,194
Variation margin on futures contracts	1,585

Total liabilities	40,693,629

NET ASSETS	$2,261,856,665

NET ASSETS CONSIST OF
Paid-in capital	$2,094,109,381
Accumulated earnings	167,747,284

NET ASSETS	$2,261,856,665

(a) Investments, at cost — unaffiliated	$1,978,619,858
(b) Securities loaned, at value	$24,139,106
(c) Investments, at cost — affiliated	$44,454,813
(d) Foreign currency, at cost	$8,185,897

F I N A N C I A L S T A T E M E N T S	13

Statement of Assets and Liabilities (unaudited) (continued)

July 31, 2022

iShares Developed Real Estate Index Fund

NET ASSET VALUE
Institutional
Net assets	$36,666,513

Shares outstanding	3,589,764

Net asset value	$10.21

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$2,971,475

Shares outstanding	291,366

Net asset value	$10.20

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$2,222,218,677

Shares outstanding	218,040,461

Net asset value	$10.19

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended July 31, 2022

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$46,997,693
Dividends — affiliated	55,769
Interest — unaffiliated	4,257
Securities lending income — affiliated — net	140,778
Foreign taxes withheld	(1,695,613)

Total investment income	45,502,884

EXPENSES
Investment advisory	1,336,375
Custodian	70,979
Registration	51,509
Transfer agent — class specific	35,492
Trustees and Officer	8,769
Accounting services	4,497
Service — class specific	3,639
Miscellaneous	70,772

Total expenses	1,582,032
Less:
Fees waived and/or reimbursed by the Manager	(5,765)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(864)

Total expenses after fees waived and/or reimbursed	1,575,403

Net investment income	43,927,481

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(2,449,448)
Investments — affiliated	(10,902)
Foreign currency transactions	(851,478)
Futures contracts	(2,101,285)

(5,413,113)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(246,576,048)
Investments — affiliated	346
Foreign currency translations	136,045
Futures contracts	2,016,447

(244,423,210)

Net realized and unrealized loss	(249,836,323)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(205,908,842)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares Developed Real Estate
	Index Fund

	Six Months Ended 07/31/22 (unaudited)	Year Ended 01/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,927,481	$57,825,489
Net realized gain (loss)	(5,413,113)	43,459,597
Net change in unrealized appreciation (depreciation)	(244,423,210)	329,918,699

Net increase (decrease) in net assets resulting from operations	(205,908,842)	431,203,785

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(310,618)	(2,012,462)
Investor A	(19,409)	(89,097)
Class K	(18,880,220)	(106,016,466)

Decrease in net assets resulting from distributions to shareholders	(19,210,247)	(108,118,025)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	120,607,543	31,607,236

NET ASSETS
Total increase (decrease) in net assets	(104,511,546)	354,692,996
Beginning of period	2,366,368,211	2,011,675,215

End of period	$2,261,856,665	$2,366,368,211

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund
	Institutional
	Six Months Ended 07/31/22 (unaudited)		Year Ended January 31,
			2022	2021	2020	2019		2018

Net asset value, beginning of period	$11.31		$9.78	$11.08	$10.65	$10.51		$9.97

Net investment income(a)	0.20		0.26	0.24	0.35	0.36	(b)	0.35
Net realized and unrealized gain (loss)	(1.21)		1.77	(1.35)	0.81	0.18		0.68

Net increase (decrease) from investment operations	(1.01)		2.03	(1.11)	1.16	0.54		1.03

Distributions(c)
From net investment income	(0.09)		(0.43)	(0.16)	(0.72)	(0.40)		(0.45)
From net realized gain	—		(0.07)	(0.03)	(0.01)	(0.00	)(d)	(0.04)

Total distributions	(0.09)		(0.50)	(0.19)	(0.73)	(0.40)		(0.49)

Net asset value, end of period	$10.21		$11.31	$9.78	$11.08	$10.65		$10.51

Total Return(e)
Based on net asset value	(8.96	)%(f)	20.91%	(9.77)%	11.22%	5.41%		10.36%

Ratios to Average Net Assets(g)
Total expenses	0.19	%(h)	0.19%	0.20%	0.21%	0.20	%(i)	0.22%

Total expenses after fees waived and/or reimbursed	0.19	%(h)	0.19%	0.20%	0.21%	0.20%		0.22%

Net investment income	3.88	%(h)	2.34%	2.64%	3.22%	3.50	%(b)	3.37%

Supplemental Data
Net assets, end of period (000)	$36,667		$40,662	$46,994	$53,799	$38,560		$29,007

Portfolio turnover rate	6%		20%	7%	19%	23%		4%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)
	Investor A
	Six Months Ended 07/31/22 (unaudited)		Year Ended January 31,
			2022	2021	2020	2019		2018

Net asset value, beginning of period	$11.29		$9.76	$11.07	$10.64	$10.48		$9.95

Net investment income(a)	0.19		0.23	0.23	0.34	0.29	(b)	0.29
Net realized and unrealized gain (loss)	(1.21)		1.76	(1.37)	0.80	0.22		0.70

Net increase (decrease) from investment operations	(1.02)		1.99	(1.14)	1.14	0.51		0.99

Distributions(c)
From net investment income	(0.07)		(0.39)	(0.14)	(0.70)	(0.35)		(0.42)
From net realized gain	—		(0.07)	(0.03)	(0.01)	(0.00	)(d)	(0.04)

Total distributions	(0.07)		(0.46)	(0.17)	(0.71)	(0.35)		(0.46)

Net asset value, end of period	$10.20		$11.29	$9.76	$11.07	$10.64		$10.48

Total Return(e)
Based on net asset value	(9.02	)%(f)	20.55%	(10.07)%	10.96%	5.09%		10.01%

Ratios to Average Net Assets(g)
Total expenses	0.55	%(h)	0.59%	0.65%	0.61%	0.62	%(i)	0.56%

Total expenses after fees waived and/or reimbursed	0.49	%(h)	0.49%	0.49%	0.49%	0.49%		0.49%

Net investment income	3.59	%(h)	2.07%	2.51%	3.05%	2.86	%(b)	2.78%

Supplemental Data
Net assets, end of period (000)	$2,971		$3,081	$1,460	$1,755	$561		$3,323

Portfolio turnover rate	6%		20%	7%	19%	23%		4%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 35%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)
	Class K
	Six Months Ended 07/31/22 (unaudited)		Year Ended January 31,
			2022	2021	2020	2019		2018

Net asset value, beginning of period	$11.28		$9.76	$11.06	$10.63	$10.49		$9.95

Net investment income(a)	0.21		0.27	0.25	0.35	0.36	(b)	0.32
Net realized and unrealized gain (loss)	(1.21)		1.76	(1.36)	0.82	0.18		0.71

Net increase (decrease) from investment operations	(1.00)		2.03	(1.11)	1.17	0.54		1.03

Distributions(c)
From net investment income	(0.09)		(0.44)	(0.16)	(0.73)	(0.40)		(0.45)
From net realized gain	—		(0.07)	(0.03)	(0.01)	(0.00	)(d)	(0.04)

Total distributions	(0.09)		(0.51)	(0.19)	(0.74)	(0.40)		(0.49)

Net asset value, end of period	$10.19		$11.28	$9.76	$11.06	$10.63		$10.49

Total Return(e)
Based on net asset value	(8.87	)%(f)	20.94%	(9.74)%	11.31%	5.48%		10.41%

Ratios to Average Net Assets(g)
Total expenses	0.14	%(h)	0.14%	0.14%	0.15%	0.15	%(i)	0.17%

Total expenses after fees waived and/or reimbursed	0.14	%(h)	0.14%	0.14%	0.15%	0.14%		0.17%

Net investment income	3.95	%(h)	2.42%	2.80%	3.20%	3.53	%(b)	3.08%

Supplemental Data
Net assets, end of period (000)	$2,222,219		$2,322,625	$1,963,222	$1,689,655	$2,551,691		$1,719,140

Portfolio turnover rate	6%		20%	7%	19%	23%		4%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 28%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount	(b)
BNP Paribas SA	$181,314	$(181,314)	$—		$—
BofA Securities, Inc.	8,553,957	(8,553,957)	—		—
Citigroup Global Markets, Inc.	6,240,693	(6,240,693)	—		—
Goldman Sachs & Co. LLC	1,570,433	(1,570,433)	—		—
Morgan Stanley	4,626,673	(4,626,673)	—		—
National Financial Services LLC	656,184	(656,184)	—		—

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount	(b)
SG Americas Securities LLC	$1,584,645	$(1,466,278)	$—		$118,367
UBS AG	706,367	(702,610)	—		3,757
Wells Fargo Securities LLC	18,840	(18,840)	—		—

	$24,139,106	$(24,016,982)	$—		$122,124

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees

Investor A	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

For the six months ended July 31, 2022, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A

Service fees — class specific	$3,639

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended July 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended July 31, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total

Reimbursed amounts	$42	$174	$1,805	$2,021

For the six months ended July 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Transfer agent fees — class specific	$10,510	$2,349	$22,633	$35,492

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended July 31, 2022, the amount waived was $5,765.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended July 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.29%
Investor A	0.49
Class K	0.24

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended July 31, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statement of Operations. For the six months ended July 31, 2022, class specific expense waivers and/or reimbursements are as follows:

Investor A

Transfer agent fees waived and/or reimbursed by the Manager — class specific	$864

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 13, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

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Notes to Financial Statements (unaudited) (continued)

As of July 31, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring

Fund Name/Fund Level/Share Class	08/13/22
iShares Developed Real Estate Index Fund
Fund Level	$1,064
Institutional	—
Investor A	4,295
Class K	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended July 31, 2022, the Fund paid BTC $34,226 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended July 31, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended July 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

iShares Developed Real Estate Index Fund	$30,828,147	$7,287,306	$(979,801)

7.	PURCHASES AND SALES

For the six months ended July 31, 2022, purchases and sales of investments, excluding short-term investments, were $289,468,722 and $141,600,928, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iShares Developed Real Estate Index Fund	$2,113,831,406	$401,256,271	$(229,824,069)	$171,432,202

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended July 31, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Manager uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 07/31/22		Year Ended 01/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares Developed Real Estate Index Fund
Institutional
Shares sold	609,539	$6,139,790	798,051	$8,819,142
Shares issued in reinvestment of distributions	30,895	310,618	180,219	2,012,462
Shares redeemed	(646,430)	(6,681,719)	(2,187,255)	(24,280,241)

	(5,996)	$(231,311)	(1,208,985)	$(13,448,637)

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 07/31/22		Year Ended 01/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

iShares Developed Real Estate Index Fund (continued)
Investor A
Shares sold	54,128	$558,563	156,443	$1,783,026
Shares issued in reinvestment of distributions	1,882	18,907	7,799	87,475
Shares redeemed	(37,520)	(384,976)	(40,940)	(463,946)

	18,490	$192,494	123,302	$1,406,555

Class K
Shares sold	20,929,414	$215,382,187	27,784,931	$310,740,786
Shares issued in reinvestment of distributions	1,780,949	17,879,411	8,809,992	98,396,917
Shares redeemed	(10,502,596)	(112,615,238)	(31,867,076)	(365,488,385)

	12,207,767	$120,646,360	4,727,847	$43,649,318

	12,220,261	$120,607,543	3,642,164	$31,607,236

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Developed Real Estate Index Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2023, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	31

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	Deloitte & Touche LLP
San Francisco, CA 94105	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	33

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVA	Certificaten Van Aandelen (Dutch Certificate)

REIT	Real Estate Investment Trust

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-07/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: September 23, 2022